UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): May 7, 2019

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization	000-55157 (Commission File #)	38-3849791 (IRS Employer Identification No.)

2865 Scott Street, Suite 107, Vista, California 92081 (Address of principal executive offices)

(760) 295-2408 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

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Item 3.02 Unregistered Sales of Equity Securities.

During the period May 7, 2019 to July 25, 2019, we sold 696,797 shares of our common stock at $5.85 per share, for an aggregate purchase price of $4,076,262. These proceeds will be used for general business operations.

All of the investors were non-U.S. persons (as that term is defined in Regulation S under the Securities Act of 1933, as amended) or accredited investors (as that term is defined in Regulation D under the Securities Act of 1933, as amended) and those investors purchased in transactions outside of the United States or exempt from the registration requirements of Securities Act pursuant to Rule 506, respectively.  In issuing shares to those investors, we relied on the exemptions from the registration requirements provided for in Regulation S, Reg D and/or Section 4(2) of the Securities Act of 1933, as amended.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any security. The securities described herein have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

Item 7.01Regulation FD Disclosure.

On August 6, 2019, the Company issued the press release furnished herewith as Exhibit 99.1 announcing the sales described in Item 3.02.

Item 9.01Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release re Equity Financing dated August 6, 2019

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including the Company’s ability to secure orders under its co-packing agreements and increase production, product demand, pricing, market acceptance, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, and other factors discussed from time to time in the Company's Securities and Exchange Commission filings. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: August 6, 2019By:  /s/ Shanoop Kothari

      Shanoop Kothari, CFO

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